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                       SECURITIES AND EXCHANGE COMMISSION
                              Washington D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                         Date of Report: April 19, 2002

                             MEDIACOM BROADBAND LLC
                         MEDIACOM BROADBAND CORPORATION
            (Exact name of Registrants as specified in their charter)


  Delaware                            33-72440                  06-1615412
  Delaware                           333-72440-01               06-1630167
(State or other jurisdiction of  (Commission File Number)     (IRS Employer
incorporation or organization)                               Identification No.)

                              100 Crystal Run Road
                           Middletown, New York 10941
                    (Address of principal executive offices)


                  Registrants' telephone number: (845) 695-2600

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Item 4.   Change in Registrants' Certifying Accountant.

         On April 19, 2002, each of the Registrants terminated its engagement of Arthur Andersen LLP (the "Former Auditor") as its independent auditor. Mediacom Broadband LLC's termination of the Former Auditor's engagement was approved by the Audit Committee of the Board of Directors of Mediacom Communications Corporation, parent and manager of Mediacom Broadband LLC. Mediacom Broadband Corporation's termination of the Former Auditor's engagement was approved by the Board of Directors of Mediacom Broadband Corporation.

         The Former Auditor's report on Mediacom Broadband LLC's financial statements for the period from inception (April 5, 2001) through December 31, 2001 and the Former Auditor's report for each of the Registrant's balance sheets as of June 1, 2001 (collectively the "Prior Fiscal Periods") did not contain an adverse opinion or a disclaimer of opinion, nor was such report qualified or modified as to uncertainty, audit scope or accounting principles.

         There were no disagreements between either of the Registrants and the Former Auditor on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure ("Disagreements") during either (i) the Prior Fiscal Periods or (ii) the period from January 1, 2002 through April 19, 2002 (the "Interim Period"), which Disagreements, if not resolved to the satisfaction of the Former Auditor, would have caused the Former Auditor to make reference to the subject matter of the Disagreements in connection with its report.

         The Former Auditor has expressed no Disagreements or differences of opinion regarding any of the kinds of events defined as "reportable events" in
Item 304(a)(1)(v) of Regulation S-K ("Reportable Events").

         Each of the Registrants has engaged the firm of PricewaterhouseCoopers LLP (the "New Auditor"), as its independent auditor for its fiscal year ending December 31, 2002. Neither of the Registrants consulted the New Auditor with respect to either the Prior Fiscal Periods or the Interim Period as regards (i) either the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on its financial statements or (ii) any matter that was either the subject of any Disagreements or Reportable Events. Mediacom Broadband LLC's engagement of the New Auditor was approved by the Audit Committee of the Board of Directors of Mediacom Communications Corporation. Mediacom Broadband Corporation's engagement of the New Auditor was approved by the Board of Directors of Mediacom Broadband Corporation.

         Each of the Registrants has authorized and requested the Former Auditor to respond fully to the inquiries of the New Auditor.

         Each of the Registrants has provided the Former Auditor with a copy of the disclosures it is making herein in response to Item 304(a) of Regulation S-K. The Registrants requested that the Former Auditor furnish the Registrants with a letter addressed to the Commission stating whether it agrees with the statements made by the Registrants. The Registrants have annexed such letter hereto as Exhibit 16.1.

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Item 7.   Financial Statements and Exhibits.

(a)      Financial Statements - None
(b)      Pro Forma Financial Information - None
(c)      Exhibits:

  Exhibit No.    Description
  -----------    -----------
     16.1        Letter from Arthur Andersen LLP to the SEC dated April 22, 2002
     99.1        Press release, dated April 19, 2002



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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                       Mediacom Broadband LLC
                                          (Registrant)

Date: April 19, 2002                   By:/s/ Mark Stephan
                                          -----------------------------
                                           Mark Stephan
                                           Senior Vice President,
                                           Chief Financial Officer and Treasurer
                                           (principal financial officer and
                                           principal accounting officer)


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                       Mediacom Broadband Corporation
                                         (Registrant)

Date: April 19, 2002                   By:/s/ Mark Stephan
                                          ----------------------------
                                          Mark Stephan
                                          Treasurer and Secretary
                                          (principal financial officer and
                                          principal accounting officer)